UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2007, Matritech, Inc. and the holders of more than 90% of the outstanding principal value of our Series A 15% Secured Convertible Promissory Notes dated January 13, 2006 (the “2006 Notes”) agreed to defer their receipt of principal payments scheduled for June 13, 2007 to July 13, 2007.  Among the holders electing deferral were David B. Musket, a director of Matritech, Inc., and various ProMed Funds with which Mr. Musket is affiliated.  Those holders of the 2006 Notes that did not elect to defer the June payments were paid the full amounts due them in shares of our common stock, in accordance with past practice.  The amount of the deferred principal payments on the 2006 Notes was approximately $243,000.  We expect to make the deferred principal payments on July 13, 2007 in shares of our common stock. The form of Election to defer payments is attached as Exhibit 4.1 and incorporated herein by reference.  The description of the Election contained in this Current Report on Form 8-K is qualified in its entirety by reference to such document.

On June 13, 2007, Matritech, Inc. and the holders of more than 90% of the outstanding principal value of our Series B 15% Secured Convertible Promissory Notes dated January 22, 2007 (the “2007 Notes”) agreed to defer their receipt of interest payments scheduled for June 13, 2007 to July 13, 2007.  Among the holders electing deferral were David B. Musket, a director of Matritech, Inc., and various ProMed Funds with which Mr. Musket is affiliated.  Those holders of the 2007 Notes that did not elect to defer the June payments were paid the full amounts due them in cash.  The amount of the deferred interest payments on the 2007 Notes was approximately $237,000.  We expect to make the deferred interest payments on July 13, 2007 in shares of our common stock. The form of Election to defer payments is attached as Exhibit 4.2 and incorporated herein by reference.  The description of the Election contained in this Current Report on Form 8-K is qualified in its entirety by reference to such document.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

4.1	Election regarding Payments due June 13, 2007 on Series A 15% Secured Convertible Promissory Notes

4.2	Election regarding Payments due June 13, 2007 on Series B 15% Secured Convertible Promissory Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date June 14, 2007	By:	/s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Election regarding Payments due June 13, 2007 on Series A 15% Secured Convertible Promissory Notes

4.2	Election regarding Payments due June 13, 2007 on Series B 15% Secured Convertible Promissory Notes